CHASE BANK, TRUSTEE                                                              DETERMINATION DATE:     03-JUN-99
MANUFACTURED HOUSING CONTRACTS                                                   REMITTANCE DATE:        07-JUN-99
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1998D                       FOR THE PERIOD ENDED:   25-MAY-99
                                                                                 LOCK-OUT DATE:             DEC-03
INFORMATION FOR CLAUSES (v) THROUGH (ap), SECTION 7.01 -              GROUP II
                                                                                 CLASS II A-1    CLASS II B-1
  (v)    CLASS II A AND CLASS II B DISTRIBUTION AMOUNTS                           1,235,596.19      48,375.31

  (w)    FORMULA PRINCIPAL DISTRIBUTION AMOUNT
         (a) SCHEDULED PRINCIPAL DUE                                                164,597.71
         (b) PARTIAL PREPAYMENTS RECEIVED                                            30,247.44
         (c) PRINCIPAL PAYMENTS IN FULL (SCHEDULED BALANCE)                         787,748.89
         (d) LIQUIDATED CONTRACT SCHEDULED BALANCE                                        0.00
         (e) SECTION 3.05 PURCHASE SCHEDULED BALANCE                                      0.00
         (f) PREVIOUSLY UNDISTRIBUTED SHORTFALLS IN (a) THROUGH (e)                       0.00
         (g) ACCELERATED PRINCIPAL PAYMENT                                                0.00
                                                                                 -------------   ------------
 TOTAL PRINCIPAL DISTRIBUTION                                                       982,594.04           0.00

  (x)    INTEREST DISTRIBUTION                                                      253,002.15      48,375.31
         UNPAID INTEREST SHORTFALL                                                        0.00           0.00
                                                                                 -------------   ------------
 TOTAL INTEREST DISTRIBUTION                                                        253,002.15      48,375.31

  (y)    BEGINNING CLASS I A AND CLASS I B PRINCIPAL BALANCE                     54,183,301.14   9,817,000.00
         LESS: PRINCIPAL DISTRIBUTION                                               982,594.04           0.00
                                                                                 -------------   ------------
         REMAINING CLASS A AND CLASS B PRINCIPAL BALANCE                         53,200,707.10   9,817,000.00

  (z)    FEES DUE SERVICER
         MONTHLY SERVICING FEE                                                       81,243.82   (AC)
         SECTION 8.06 REIMBURSEMENT AMOUNT                                                0.00   CLASS II A-1
         SECTION 6.02 REIMBURSEMENT AMOUNT                                           28,000.00   CLASS II B-1
         REIMBURSABLE FEES                                                               0.00   CLASS II B-2
                                                                                                 CLASS II B-3
                                                                                 -------------
 TOTAL FEES DUE SERVICER                                                            109,243.82


CHASE BANK, TRUSTEE
MANUFACTURED HOUSING CONTRACTS
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1998D

INFORMATION FOR CLAUSES (v) THROUGH (ap), SECTION 7.01 -              CLASS II B-2    CLASS II B-3
  (v)    CLASS II A AND CLASS II B DISTRIBUTION AMOUNTS                  24,777.09       48,321.81

  (w)    FORMULA PRINCIPAL DISTRIBUTION AMOUNT
         (a) SCHEDULED PRINCIPAL DUE
         (b) PARTIAL PREPAYMENTS RECEIVED
         (c) PRINCIPAL PAYMENTS IN FULL (SCHEDULED BALANCE)
         (d) LIQUIDATED CONTRACT SCHEDULED BALANCE
         (e) SECTION 3.05 PURCHASE SCHEDULED BALANCE
         (f) PREVIOUSLY UNDISTRIBUTED SHORTFALLS IN (a) THROUGH (e)
         (g) ACCELERATED PRINCIPAL PAYMENT
                                                                      ------------    --------------
 TOTAL PRINCIPAL DISTRIBUTION                                                 0.00              0.00

  (x)    INTEREST DISTRIBUTION                                           24,777.09         48,321.81
         UNPAID INTEREST SHORTFALL                                            0.00              0.00
                                                                      ------------    --------------
 TOTAL INTEREST DISTRIBUTION                                             24,777.09         48,321.81

  (y)    BEGINNING CLASS I A AND CLASS I B PRINCIPAL BALANCE          3,760,000.00      7,101,000.00
         LESS: PRINCIPAL DISTRIBUTION                                         0.00              0.00
                                                                      ------------    --------------
         REMAINING CLASS A AND CLASS B PRINCIPAL BALANCE              3,760,000.00      7,101,000.00

  (z)    FEES DUE SERVICER
         MONTHLY SERVICING FEE                                        POOL FACTOR     ORIGINAL BALANCE
         SECTION 8.06 REIMBURSEMENT AMOUNT                              0.84630949     62,862,000.00
         SECTION 6.02 REIMBURSEMENT AMOUNT                              1.00000000      9,817,000.00
         REIMBURSABLE FEES                                             1.00000000      3,760,000.00
                                                                        1.00000000      7,101,000.00

TOTAL FEES DUE SERVICER


CHASE BANK, TRUSTEE
MANUFACTURED HOUSING CONTRACTS
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1998D

INFORMATION FOR CLAUSES (v) THROUGH (ap), SECTION 7.01 -
  (v)    CLASS II A AND CLASS II B DISTRIBUTION AMOUNTS

  (w)    FORMULA PRINCIPAL DISTRIBUTION AMOUNT
         (a) SCHEDULED PRINCIPAL DUE
         (b) PARTIAL PREPAYMENTS RECEIVED
         (c) PRINCIPAL PAYMENTS IN FULL (SCHEDULED BALANCE)
         (d) LIQUIDATED CONTRACT SCHEDULED BALANCE
         (e) SECTION 3.05 PURCHASE SCHEDULED BALANCE
         (f) PREVIOUSLY UNDISTRIBUTED SHORTFALLS IN (a) THROUGH (e)
         (g) ACCELERATED PRINCIPAL PAYMENT

 TOTAL PRINCIPAL DISTRIBUTION

  (x)    INTEREST DISTRIBUTION                                                                     549,571.40
         UNPAID INTEREST SHORTFALL

 TOTAL INTEREST DISTRIBUTION                                                When
                                                                            73,878,707.10
  (y)    BEGINNING CLASS I A AND CLASS I B PRINCIPAL BALANCE                is less than
         LESS: PRINCIPAL DISTRIBUTION                                        83,540,000.00         982,594.04
                                                                                   X
         REMAINING CLASS A AND CLASS B PRINCIPAL BALANCE                              0.10
                                                                              8,354,000.00
  (z)    FEES DUE SERVICER                                                  We can prepaid
         MONTHLY SERVICING FEE                                         RATE      LIBOR    SPREAD
         SECTION 8.06 REIMBURSEMENT AMOUNT                            5.4225%   4.9025%    0.52%   54,183,301   2,938,090
         SECTION 6.02 REIMBURSEMENT AMOUNT                            5.7225%              0.82%    9,817,000     561,778
         REIMBURSABLE FEES                                           7.6525%              2.75%    3,760,000     287,734
                                                                      7.9025%              3.00%    7,101,000     561,157
                                                                                                   ----------   ---------
 TOTAL FEES DUE SERVICER                                                                           74,861,301   4,348,758   5.81%


                                                          NO. OF          UNPAID PRINCIPAL
(aa)   DELINQUENCY                                      CONTRACTS              BALANCE
                  31-59 DAYS DELINQUENT                     98                 3,086,248
                  60-89 DAYS DELINQUENT                     17                   620,676
                   90+ DAYS DELINQUENT                      10                   343,640

       3-MONTH AVG THIRTY-DAY DELINQUENCY RATIO           4.00%
       3-MONTH AVG SIXTY-DAY DELINQUENCY RATIO            1.05%

(ab)   SECTION 3.05 REPURCHASES                                                     0.00

(ad)   CLASS R DISTRIBUTION AMOUNT                                            631,611.45
       REPOSSESSION PROFITS                                                          0.00

(ae)   PRINCIPAL BALANCE OF CONTRACTS IN REPOSSESSION                          68,789.15

(af)   AGGREGATE NET LIQUIDATION LOSSES                                             0.00

(ag)   (x) CLASS B-3 FORMULA DISTRIBUTION AMOUNT                               48,321.81
       (y) REMAINING AMOUNT AVAILABLE                                         175,095.04
                                                                            ------------
       AMOUNT OF (x) OVER (y)                                                       0.00

(ah)   CLASS B-2 LIQUIDATION LOSS AMOUNT                                            0.00

(ai)   GUARANTEE PAYMENT                                                            0.00

(aj)   UNADVANCED SHORTFALLS                                                        0.00
                                                                    NO.     $
(ak)   UNITS REPOSSESSED                                             2         71,083.30

(al)   PRINCIPAL PREPAYMENTS PAID                                             817,996.33

(am)   SCHEDULED PRINCIPAL PAYMENTS                                           164,597.71

(an)   WEIGHTED AVERAGE INTEREST RATE                                             10.12%


                        COMPUTATION OF AVAILABLE DISTRIBUTION AMOUNT


(i)  CERTIFICATE ACCOUNT BALANCE AT MONTHLY CUTOFF-VANDERBILT                    1,678,844.73
(ii) MONTHLY ADVANCE MADE                                                                0.00
(iii)SECTION 5.05 CERTIFICATE FUND INCOME-VANDERBILT                                 4,753.35
(v) PRINCIPAL DUE HOLDERS                                                                0.00
LESS:
(i) SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST
    DUE SUBSEQUENT TO THE DUE PERIOD-VANDERBILT                                     42,188.82
(ii) DUE TO THE SERVICER PURSUANT TO SECTION 6.02:
   (i)   SECTION 3.05 PURCHASES (DUE SELLER)                                             0.00
   (ii)  REIMBURSEMENT FOR TAXES FROM LIQUIDATION PROCEEDS                               0.00
   (iii) MONTHLY SERVICING FEE                                                      81,243.82
   (iv)  REIMBURSABLE LIQUIDATION EXPENSES                                         28,000.00
   (v)   SECTION 6.04 (c) REIMBURSEMENT                                                  0.00
   (vi)  SECTION 8.06 REIMBURSEMENT                                                      0.00
   (vii) AMOUNTS NOT REQUIRED TO BE DEPOSITED-SUBSERVICER                                0.00

TOTAL DUE SERVICER                                                                 109,243.82

AVAILABLE DISTRIBUTION AMOUNT                                                    1,532,165.44
TO CLASS A AND B - SCHEDULED PRINCIPAL AND INTEREST                              1,357,070.40

MONTHLY EXCESS CASHFLOW CLASS II                                                   175,095.04
MONTHLY EXCESS CASHFLOW CLASS I                                                    456,516.41

ACCELERATED PRINCIPAL PAYMENT                                                            0.00

WEIGHTED AVERAGE REMAINING TERM (MONTHS)                                               212.00

         SCHEDULED BALANCE COMPUTATION


         PRIOR MONTH BALANCE                                                    77,994,068.41


         CURRENT BALANCE                                        77,047,287.02
                 ADV PRINCIPAL                                      10,181.18
                 DEL PRINCIPAL                                      45,993.83
         POOL SCHEDULED BALANCE                                                 77,011,474.37


         PRINCIPAL PAYMENTS IN FULL                                787,748.89
         PARTIAL PREPAYMENTS                                        30,247.44

         SCHEDULED PRINCIPAL                                       164,597.71


         COLLATERAL BALANCE                                                     77,047,287.02

         OVERCOLLATERALIZATION AMOUNT                                               3,132,767
         REQUIRED OVERCOLLATERALIZATION AMOUNT                                      3,132,767

CHASE BANK, TRUSTEE                                                             DETERMINATION DATE:                      03-JUN-99
MANUFACTURED HOUSING CONTRACTS                                                  REMITTANCE DATE:                         07-JUN-99
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1998D                      FOR THE PERIOD ENDED:                    25-MAY-99
                                                                                LOCK-OUT DATE:                              DEC-03
INFORMATION FOR CLAUSES (a) THROUGH (s), SECTION 7.01 -             GROUP I
                                                                                CLASS I A-1               CLASS I A-2    CLASS I M-1
   (a) Class I A and Class I B Distribution Amounts                             3,084,711.74               97,338.72      25,679.98

   (b) Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                                722,929.88
       (b) Partial Prepayments Received                                            31,814.33
       (c) Principal Payments in Full (Scheduled Balance)                       1,506,860.34
       (d) Liquidated Contract Scheduled Balance                                        0.00
       (e) Section 3.05 Purchase Scheduled Balance                                      0.00
       (f)  Previously Undistributed Shortfalls in (a) through (e)                      0.00
                                                                             ---------------           -------------   ------------
 Total Principal Distribution                                                   2,261,604.55                    0.00           0.00

   (c) Interest Distribution                                                      823,107.19               97,338.72      25,679.98
       Unpaid Interest Shortfall                                                        0.00                    0.00           0.00
                                                                             ---------------           -------------   ------------
 Total Interest Distribution                                                      823,107.19               97,338.72      25,679.98

   (d) Beginning Class I A and Class I B Principal Balance                    151,190,667.66           16,348,000.00   4,087,000.00
       Less: Principal Distribution                                             2,261,604.55                    0.00           0.00
                                                                             ---------------           -------------   ------------
       Remaining Class A and Class B Principal Balance                        148,929,063.11           16,348,000.00   4,087,000.00

   (e) Fees Due Servicer
       Monthly Servicing Fee                                                      198,999.65                  (h)       POOL FACTOR
       Section 8.06 Reimbursement Amount                                                0.00             CLASS I A-1     0.90537137
       Section 6.02 Reimbursement Amount                                           30,859.66             Class I A-2     1.00000000
       Reimbursable Fees                                                                0.00             Class I M-1     1.00000000
                                                                             ---------------             CLASS I B-1     1.00000000
 TOTAL FEES DUE SERVICER                                                          229,859.31             CLASS I B-2     1.00000000

CHASE BANK, TRUSTEE
MANUFACTURED HOUSING CONTRACTS
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1998D

INFORMATION FOR CLAUSES (a) THROUGH (s), SECTION 7.01 -
                                                                         CLASS I B-1      CLASS I B-2
   (a) Class I A and Class I B Distribution Amounts                       51,352.58        81,740.00

   (b) Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f)  Previously Undistributed Shortfalls in (a) through (e)
                                                                         ------------   --------------
 Total Principal Distribution                                                    0.00             0.00

   (c) Interest Distribution                                                51,352.58        81,740.00
       Unpaid Interest Shortfall                                                 0.00             0.00
                                                                         ------------   --------------
 Total Interest Distribution                                                51,352.58        81,740.00

   (d) Beginning Class I A and Class I B Principal Balance               7,153,000.00    12,261,000.00
       Less: Principal Distribution                                              0.00             0.00
                                                                         ------------   --------------
       Remaining Class A and Class B Principal Balance                   7,153,000.00    12,261,000.00

   (e) Fees Due Servicer
       Monthly Servicing Fee                  ORIGINAL BALANCE    RATE
       Section 8.06 Reimbursement Amount      164,495,000.00     6.5330%    Class A-1      6.533%  151,190,667.66   9,877,286
       Section 6.02 Reimbursement Amount       16,348,000.00     7.1450%    Class A-2      7.145%   16,348,000.00   1,168,065
       Reimbursable Fees                        4,087,000.00     7.5400%    Class M-1      7.540%    4,087,000.00     308,160
                                                7,153,000.00     8.6150%    Class B-1      8.615%    7,153,000.00     616,231
 TOTAL FEES DUE SERVICER                       12,261,000.00     8.0000%    Class B-2      8.000%   12,261,000.00     980,880

                                                                                                   191,039,667.66  12,950,622  6.78%

                                                                          NO. OF                       UNPAID PRINCIPAL
   (f) DELINQUENCY                                                      CONTRACTS                           BALANCE
                 31-59 DAYS DELINQUENT                                     126                               3,949,928
                 60-89 DAYS DELINQUENT                                      22                                 641,716
                  90+ DAYS DELINQUENT                                       25                                 951,001

       3-MONTH AVG THIRTY-DAY DELINQUENCY RATIO                           1.83%
       3-MONTH AVG SIXTY-DAY DELINQUENCY RATIO                            0.65%

   (g) SECTION 3.05 REPURCHASES                                                                                   0.00

   (i) CLASS R DISTRIBUTION AMOUNT                                                                                0.00
       REPOSSESSION PROFITS                                                                                       0.00

   (j) PRINCIPAL BALANCE OF CONTRACTS IN REPOSSESSION                                                       490,163.45

   (k) AGGREGATE NET LIQUIDATION LOSSES                                                                           0.00

   (l) (x) CLASS B-2 FORMULA DISTRIBUTION AMOUNT                                                                  0.00
       (y) REMAINING AMOUNT AVAILABLE                                                                       456,516.41
                                                                                                            ----------
       AMOUNT OF (x) OVER (y)                                                                                     0.00

   (m) CLASS B-2 LIQUIDATION LOSS AMOUNT                                                                          0.00

   (n) GUARANTEE PAYMENT                                                                                          0.00

   (o) UNADVANCED SHORTFALLS                                                                                      0.00

                                                                                            NO.           $
   (p) UNITS REPOSSESSED                                                                     10             320,143.80

   (q) PRINCIPAL PREPAYMENTS PAID                                                                         1,538,674.67

   (r) SCHEDULED PRINCIPAL PAYMENTS                                                                         722,929.88

   (s) WEIGHTED AVERAGE INTEREST RATE                                                                           10.43%

            COMPUTATION OF AVAILABLE DISTRIBUTION AMOUNT

   (i)   CERTIFICATE ACCOUNT BALANCE AT MONTHLY CUTOFF-VANDERBILT                                         3,249,127.30
         CERTIFICATE ACCOUNT BALANCE AT MONTHLY CUTOFF-SUBSERVICER-21ST                                     924,486.65
   (ii)  MONTHLY ADVANCE MADE                                                                                     0.00
   (iii) SECTION 5.05 CERTIFICATE FUND INCOME-VANDERBILT                                                      9,366.78
   (iii) SECTION 5.05 CERTIFICATE FUND INCOME-SUBSERVICER-21ST                                                2,318.66
   (v)   PRINCIPAL DUE HOLDERS                                                                                    0.00
LESS:
   (i)   SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST
         DUE SUBSEQUENT TO THE DUE PERIOD-VANDERBILT                                                        130,762.42
   (i)   SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST
         DUE SUBSEQUENT TO THE DUE PERIOD-SUBSERVICER-21ST                                                   27,338.23
   (ii)  DUE TO THE SERVICER PURSUANT TO SECTION 6.02:
         (i)   SECTION 3.05 PURCHASES (DUE SELLER)                                                                0.00
         (ii)  REIMBURSEMENT FOR TAXES FROM LIQUIDATION PROCEEDS                                                  0.00
         (iii) MONTHLY SERVICING FEE                                                                        198,999.65
         (iv)  REIMBURSABLE LIQUIDATION EXPENSES                                                             30,859.66
         (v)   SECTION 6.04 (c) REIMBURSEMENT                                                                     0.00
         (vi)  SECTION 8.06 REIMBURSEMENT                                                                         0.00
         (vii) AMOUNTS NOT REQUIRED TO BE DEPOSITED-SUBSERVICER-21ST                                              0.00

TOTAL DUE SERVICER                                                                                          229,859.31

AVAILABLE DISTRIBUTION AMOUNT-VANDERBILT                                                                  2,897,872.35
AVAILABLE DISTRIBUTION AMOUNT-SUBSERVICER-21ST                                                              899,467.08
TO CLASS A AND B                                                                                          3,340,823.02

MONTHLY EXCESS CASHFLOW                                                                                     456,516.41

WEIGHTED AVERAGE REMAINING TERM (MONTHS)                                                                        211.00

           SCHEDULED BALANCE COMPUTATION

           PRIOR MONTH BALANCE                                                                          191,039,667.66

           CURRENT BALANCE                                                           188,817,534.90
                                        ADV PRINCIPAL                                     37,630.63
                                        DEL PRINCIPAL                                     77,102.42
           POOL SCHEDULED BALANCE                                                                       188,778,063.11


           PRINCIPAL PAYMENTS IN FULL                                                  1,506,860.34
           PARTIAL PREPAYMENTS                                                            31,814.33

           SCHEDULED PRINCIPAL                                                           722,929.88

           COLLATERAL BALANCE                                                                          188,817,534.90

                                                                      Exhibit 20

CHASE BANK, TRUSTEE                         DETERMINATION DATE:   02-JUL-99
MANUFACTURED HOUSING CONTRACTS              REMITTANCE DATE:      07-JUL-99
SENIOR/SUBORDINATED PASS-
     THROUGH CERTIFICATES SERIES 1998D      FOR THE PERIOD ENDED: 25-JUN-99
                                            LOCK-OUT DATE:        DEC-03


INFORMATION FOR CLAUSES (A) THROUGH (S), SECTION 7.01 -   GROUP I

                                                                            CLASS I A-1          CLASS I A-2      CLASS I M-1
    (a)     Class I A and Class I B Distribution Amounts                     3,868,837.13          97,338.72        25,679.98

    (b)     Formula Principal Distribution Amount
            (a) Scheduled Principal Due                                        748,740.80
            (b) Partial Prepayments Received                                    58,527.67
            (c) Principal Payments in Full (Scheduled Balance)               2,052,547.56
            (d) Liquidated Contract Scheduled Balance                                0.00
            (e) Section 3.05 Purchase Scheduled Balance                              0.00
            (f) Previously Undistributed Shortfalls in (a) through (e)               0.00

 Total Principal Distribution                                                 2,859,816.03               0.00             0.00
                                                                           ---------------      -------------     ------------
    (c)     Interest Distribution                                             1,009,021.10          97,338.72        25,679.98
            Unpaid Interest Shortfall                                                 0.00               0.00             0.00

 Total Interest Distribution                                                  1,009,021.10          97,338.72        25,679.98
                                                                           ---------------      -------------     ------------
    (d)     Beginning Class I A and Class I B Principal Balance             148,929,063.11      16,348,000.00     4,087,000.00
            Less: Principal Distribution                                      2,859,816.03               0.00             0.00
                                                                           ---------------      -------------     ------------
            Remaining Class A and Class B Principal Balance                146,069,4247.08      16,348,000.00     4,087,000.00

    (e)     FEES DUE SERVICER
            MONTHLY SERVICING FEE                                               196,643.82        (H)              POOL FACTOR
            Section 8.06 Reimbursement Amount                                         0.00        Class I A-1       0.88798594
            Section 6.02 Reimbursement Amount                                    27,725.19        Class I A-2       1.00000000
            Reimbursable Fees                                                         0.00        Class I M-1       1.00000000
                                                                                                  Class I B-1       1.00000000
 Total Fees Due Servicer                                                        224,369.01        Class I B-2       1.00000000
                                                                            --------------

                                                                           CLASS I B-1         CLASS I B-2

    (a)     Class I A and Class I B Distribution Amounts                      51,352.58           81,740.00
    (b)     Formula Principal Distribution Amount
            (a) Scheduled Principal Due
            (b) Partial Prepayments Received
            (c) Principal Payments in Full (Scheduled Balance)
            (d) Liquidated Contract Scheduled Balance
            (e) Section 3.05 Purchase Scheduled Balance
            (f)  Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution                                                       0.00               0.00
                                                                            ------------      -------------
    (c)     Interest Distribution                                              51,352.58          81,740.00
            Unpaid Interest Shortfall                                               0.00               0.00

 Total Interest Distribution                                                   51,352.58          81,740.00
                                                                            ------------      -------------
    (d)     Beginning Class I A and Class I B Principal Balance             7,153,000.00      12,261,000.00
            Less: Principal Distribution                                            0.00               0.00
                                                                            ------------      -------------
            Remaining Class A and Class B Principal Balance                 7,153,000.00      12,261,000.00

    (e)     FEES DUE SERVICER
            MONTHLY SERVICING FEE                ORIGINAL BALANCE      RATE
            Section 8.06 Reimbursement Amount     164,495,000.00      6.5330%     Class A-1      6.533%  148,929,063.11   9,729,536
            Section 6.02 Reimbursement Amount      16,348,000.00      7.1450%     Class A-2      7.145%   16,348,000.00   1,168,065
            Reimbursable Fees                       4,087,000.00      7.5400%     Class M-1      7.540%    4,087,000.00     308,160
                                                    7,153,000.00      8.6150%     Class B-1      8.615%    7,153,000.00     616,231
 Total Fees Due Servicer                           12,261,000.00      8.0000%     Class B-2      8.000%   12,261,000.00     980,880


                                                                                           No. of                  Unpaid Principal
    (f)     Delinquency                                                                   Contracts                     Balance
                          31-59 Days Delinquent                                              129                       4,211,606
                          60-89 DAYS DELINQUENT                                              19                          567,549
                           90+ DAYS DELINQUENT                                               31                        1,121,418

            3-MONTH AVG THIRTY-DAY DELINQUENCY RATIO      2.11%
            3-MONTH AVG SIXTY-DAY DELINQUENCY RATIO       0.77%

    (G)     SECTION 3.05 REPURCHASES                                                                                        0.00

    (I)     CLASS R DISTRIBUTION AMOUNT                                                                                     0.00
            REPOSSESSION PROFITS                                                                                             0.00

    (J)     PRINCIPAL BALANCE OF CONTRACTS IN REPOSSESSION                                                            514,652.31

    (K)     AGGREGATE NET LIQUIDATION LOSSES                                                                                0.00

    (L)     (X) CLASS B-2 FORMULA DISTRIBUTION AMOUNT                                                                       0.00
            (Y) REMAINING AMOUNT AVAILABLE                                                                            117,323.28
                                                                                                                 ---------------

            AMOUNT OF (X) OVER (Y)                                                                                          0.00

    (M)     CLASS B-2 LIQUIDATION LOSS AMOUNT                                                                               0.00

    (N)     GUARANTEE PAYMENT                                                                                               0.00

    (O)     UNADVANCED SHORTFALLS                                                                                           0.00

                                                                                             NO.                  $
    (P)     UNITS REPOSSESSED                                                                8                        207,207.10

    (Q)     PRINCIPAL PREPAYMENTS PAID                                                                              2,111,075.23

    (R)     SCHEDULED PRINCIPAL PAYMENTS                                                                              748,740.80

    (S)     WEIGHTED AVERAGE INTEREST RATE                                                                                10.42%

                           COMPUTATION OF AVAILABLE DISTRIBUTION AMOUNT

(I)  CERTIFICATE ACCOUNT BALANCE AT MONTHLY CUTOFF-VANDERBILT                                                       3,705,615.56
     CERTIFICATE ACCOUNT BALANCE AT MONTHLY CUTOFF-SUBSERVICER-21ST                                                   924,872.59
(II) MONTHLY ADVANCE MADE                                                                                                   0.00
(III)SECTION 5.05 CERTIFICATE FUND INCOME-VANDERBILT                                                                    8,387.28
(III)SECTION 5.05 CERTIFICATE FUND INCOME-SUBSERVICER-21ST                                                              2,230.29
(V)  PRINCIPAL DUE HOLDERS                                                                                                   0.00
LESS:
(I) SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST
    DUE SUBSEQUENT TO THE DUE PERIOD-VANDERBILT                                                                       139,187.69
(I) SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST
    DUE SUBSEQUENT TO THE DUE PERIOD-SUBSERVICER-21ST                                                                  35,277.33
(II) DUE TO THE SERVICER PURSUANT TO SECTION 6.02:
   (I)   SECTION 3.05 PURCHASES (DUE SELLER)                                                                                0.00
   (II)  REIMBURSEMENT FOR TAXES FROM LIQUIDATION PROCEEDS                                                                  0.00
   (III) MONTHLY SERVICING FEE                                                                                        196,643.82
   (IV)  REIMBURSABLE LIQUIDATION EXPENSES                                                                             27,725.19
   (V)   SECTION 6.04 (C) REIMBURSEMENT                                                                                     0.00
   (VI)  SECTION 8.06 REIMBURSEMENT                                                                                         0.00
   (VII) AMOUNTS NOT REQUIRED TO BE DEPOSITED-SUBSERVICER-21ST                                                              0.00

TOTAL DUE SERVICER                                                                                                    224,369.01

AVAILABLE DISTRIBUTION AMOUNT-VANDERBILT                                                                            3,350,446.14
AVAILABLE DISTRIBUTION AMOUNT-SUBSERVICER-21ST                                                                        891,825.55
TO CLASS A AND B                                                                                                    4,124,948.41

MONTHLY EXCESS CASHFLOW                                                                                               117,323.28

WEIGHTED AVERAGE REMAINING TERM (MONTHS)                                                                                  209.00

            SCHEDULED BALANCE COMPUTATION

            PRIOR MONTH BALANCE                                                                                   188,778,063.11

            CURRENT BALANCE                                                                     185,960,917.26
                                                 ADV PRINCIPAL                                       41,633.05
                                                 DEL PRINCIPAL                                       84,303.23
            POOL SCHEDULED BALANCE                                                                                185,918,247.08


            PRINCIPAL PAYMENTS IN FULL                                                            2,052,547.56
            PARTIAL PREPAYMENTS                                                                      58,527.67

            SCHEDULED PRINCIPAL                                                                     748,740.80

            COLLATERAL BALANCE                                                                                        185,960,917.26

CHASE BANK, TRUSTEE                              DETERMINATION DATE:   02-JUL-99
MANUFACTURED HOUSING CONTRACTS                   REMITTANCE DATE:      07-JUL-99
SENIOR/SUBORDINATED PASS-THROUGH                 FOR THE PERIOD ENDED: 25-JUN-99
CERTIFICATES SERIES 1998D                        LOCK-OUT DATE:           DEC-03

INFORMATION FOR CLAUSES (v) THROUGH (ap), SECTION 7.01 -                GROUP II

                                                                     CLASS II A-1  CLASS II B-1  CLASS II B-2   CLASS II B-3
                                                                    -------------  ------------  ------------   ------------
 (v)    CLASS II A AND CLASS II B DISTRIBUTION AMOUNTS               1,250,198.83     47,223.86     24,134.50      47,058.92

 (w)    FORMULA PRINCIPAL DISTRIBUTION AMOUNT
        (a) SCHEDULED PRINCIPAL DUE                                    177,649.26
        (b) PARTIAL PREPAYMENTS RECEIVED                                73,528.60
        (c) PRINCIPAL PAYMENTS IN FULL (SCHEDULED BALANCE)             756,403.58
        (d) LIQUIDATED CONTRACT SCHEDULED BALANCE                            0.00
        (e) SECTION 3.05 PURCHASE SCHEDULED BALANCE                          0.00
        (f) PREVIOUSLY UNDISTRIBUTED SHORTFALLS IN (a) THROUGH (e)           0.00
        (g) ACCELERATED PRINCIPAL PAYMENT                                    0.00
                                                                    -------------  ------------  ------------   ------------
TOTAL PRINCIPAL DISTRIBUTION                                         1,007,581.44          0.00          0.00           0.00
 (x)    INTEREST DISTRIBUTION                                          242,617.39     47,223.86     24,134.50      47,058.92
        UNPAID INTEREST SHORTFALL                                            0.00          0.00          0.00           0.00
                                                                    -------------  ------------  ------------   ------------
TOTAL INTEREST DISTRIBUTION                                            242,617.39     47,223.86     24,134.50      47,058.92
 (y)    BEGINNING CLASS I A AND CLASS I B PRINCIPAL BALANCE         53,200,707.10  9,817,000.00  3,760,000.00   7,101,000.00
        LESS: PRINCIPAL DISTRIBUTION                                 1,007,581.44          0.00          0.00           0.00
                                                                    -------------  ------------  ------------   ------------
        REMAINING CLASS A AND CLASS B PRINCIPAL BALANCE             52,193,125.66  9,817,000.00  3,760,000.00   7,101,000.00
 (z)    FEES DUE SERVICER
        MONTHLY SERVICING FEE                                           80,220.29      (ac)       POOL FACTOR  ORIGINAL BALANCE
        SECTION 8.06 REIMBURSEMENT AMOUNT                                    0.00  Class II A-1    0.83028102  62,862,000.00
        SECTION 6.02 REIMBURSEMENT AMOUNT                               22,000.00  Class II B-1    1.00000000   9,817,000.00
        REIMBURSABLE FEES                                                    0.00  Class II B-2    1.00000000   3,760,000.00
                                                                    -------------  Class II B-3    1.00000000   7,101,000.00
TOTAL FEES DUE SERVICER                                                102,220.29

 (v)    CLASS II A AND CLASS II B DISTRIBUTION AMOUNTS

 (w)    FORMULA PRINCIPAL DISTRIBUTION AMOUNT
        (a) SCHEDULED PRINCIPAL DUE
        (b) PARTIAL PREPAYMENTS RECEIVED
        (c) PRINCIPAL PAYMENTS IN FULL (SCHEDULED BALANCE)
        (d) LIQUIDATED CONTRACT SCHEDULED BALANCE
        (e) SECTION 3.05 PURCHASE SCHEDULED BALANCE
        (f) PREVIOUSLY UNDISTRIBUTED SHORTFALLS IN (a) THROUGH (e)
        (g) ACCELERATED PRINCIPAL PAYMENT
TOTAL PRINCIPAL DISTRIBUTION
 (x)    INTEREST DISTRIBUTION                                                                                             585,561.50
        UNPAID INTEREST SHORTFALL
TOTAL INTEREST DISTRIBUTION                                                                    When
 (y)    BEGINNING CLASS I A AND CLASS I B PRINCIPAL BALANCE                                    72,871,125.66
        LESS: PRINCIPAL DISTRIBUTION                                                          is less than
        REMAINING CLASS A AND CLASS B PRINCIPAL BALANCE                                        83,540,000.00            1,007,581.44
 (z)    FEES DUE SERVICER                                                                            X
        MONTHLY SERVICING FEE                                                                           0.10
                                                                                                8,354,000.00
                                                                                               We can prepaid

        SECTION 8.06 REIMBURSEMENT AMOUNT                                         RATE         LIBOR       SPREAD
        SECTION 6.02 REIMBURSEMENT AMOUNT                                        5.4725%      4.9525%       0.52%
        REIMBURSABLE FEES                                                        5.7725%                    0.82%
                                                                                 7.7025%                    2.75%
TOTAL FEES DUE SERVICER                                                          7.9525%                    3.00%


        SECTION 8.06 REIMBURSEMENT AMOUNT
        SECTION 6.02 REIMBURSEMENT AMOUNT                                        53,200,707    2,911,409
        REIMBURSABLE FEES                                                        9,817,000       566,686
                                                                                 3,760,000       289,614
                                                                                 7,101,000       564,707
                                                                                ----------     ---------
TOTAL FEES DUE SERVICER                                                         73,878,707     4,332,416       5.86%






                                                                 NO. OF                        UNPAID PRINCIPAL
  (aa)   DELINQUENCY                                            CONTRACTS                          BALANCE
                    31-59 DAYS DELINQUENT                           78                              2,660,114
                    60-89 DAYS DELINQUENT                           16                                496,238
                     90+ DAYS DELINQUENT                            14                                491,146

         3-MONTH AVG THIRTY-DAY DELINQUENCY RATIO                 3.97%
         3-MONTH AVG SIXTY-DAY DELINQUENCY RATIO                  1.21%

  (ab)   SECTION 3.05 REPURCHASES                                                                        0.00

  (ad)   CLASS R DISTRIBUTION AMOUNT                                                               341,850.11
         REPOSSESSION PROFITS                                                                            0.00

  (ae)   PRINCIPAL BALANCE OF CONTRACTS IN REPOSSESSION                                            141,247.35

  (af)   AGGREGATE NET LIQUIDATION LOSSES                                                                0.00

  (ag)   (x) CLASS B-3 FORMULA DISTRIBUTION AMOUNT                                                  47,058.92
         (y) REMAINING AMOUNT AVAILABLE                                                            224,526.83
                                                                                               --------------
         AMOUNT OF (x) OVER (y)                                                                          0.00

  (ah)   CLASS B-2 LIQUIDATION LOSS AMOUNT                                                               0.00

  (ai)   GUARANTEE PAYMENT                                                                               0.00

  (aj)   UNADVANCED SHORTFALLS                                                                           0.00

                                                                           NO.
  (ak)   UNITS REPOSSESSED                                                  6                  $   151,402.18

  (al)   PRINCIPAL PREPAYMENTS PAID                                                                829,932.18

  (am)   SCHEDULED PRINCIPAL PAYMENTS                                                              177,649.26

  (an)   WEIGHTED AVERAGE INTEREST RATE                                                                 10.12%

         COMPUTATION OF AVAILABLE DISTRIBUTION AMOUNT


(i)   CERTIFICATE ACCOUNT BALANCE AT MONTHLY CUTOFF-VANDERBILT                                   1,738,386.06
(ii)  MONTHLY ADVANCE MADE                                                                               0.00
(iii) SECTION 5.05 CERTIFICATE FUND INCOME-VANDERBILT                                                3,715.63
(v)   PRINCIPAL DUE HOLDERS                                                                              0.00
LESS:
(i)  SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST
     DUE SUBSEQUENT TO THE DUE PERIOD-VANDERBILT                                                    46,738.46
(ii) DUE TO THE SERVICER PURSUANT TO SECTION 6.02:
   (i)   SECTION 3.05 PURCHASES (DUE SELLER)                                                             0.00
   (ii)  REIMBURSEMENT FOR TAXES FROM LIQUIDATION PROCEEDS                                               0.00
   (iii) MONTHLY SERVICING FEE                                                                      80,220.29
   (iv)  REIMBURSABLE LIQUIDATION EXPENSES                                                          22,000.00
   (v)   SECTION 6.04 (C) REIMBURSEMENT                                                                  0.00
   (vi)  SECTION 8.06 REIMBURSEMENT                                                                      0.00
   (vii) AMOUNTS NOT REQUIRED TO BE DEPOSITED-SUBSERVICER                                                0.00

TOTAL DUE SERVICER                                                                                 102,220.29

AVAILABLE DISTRIBUTION AMOUNT                                                                    1,593,142.94
TO CLASS A AND B - SCHEDULED PRINCIPAL AND INTEREST                                              1,368,616.11

MONTHLY EXCESS CASHFLOW CLASS II                                                                   224,526.83
MONTHLY EXCESS CASHFLOW CLASS I                                                                    117,323.28

ACCELERATED PRINCIPAL PAYMENT                                                                            0.00

WEIGHTED AVERAGE REMAINING TERM (MONTHS)                                                               211.00

         SCHEDULED BALANCE COMPUTATION


         PRIOR MONTH BALANCE                                                                    77,011,474.37


         CURRENT BALANCE                                                        76,041,444.09
                                       ADV PRINCIPAL                                11,309.93
                                       DEL PRINCIPAL                                48,861.09
         POOL SCHEDULED BALANCE                                                                 76,003,892.93


         PRINCIPAL PAYMENTS IN FULL                                                756,403.58
         PARTIAL PREPAYMENTS                                                        73,528.60

         SCHEDULED PRINCIPAL                                                       177,649.26


         COLLATERAL BALANCE                                                                     76,041,444.09

         OVERCOLLATERALIZATION AMOUNT                                                               3,132,767
         REQUIRED OVERCOLLATERALIZATION AMOUNT                                                      3,132,767